ALPS | KOTAK INDIA GROWTH FUND	FINANCIAL INVESTORS TRUST Investor Class: INDAX | Class C: INFCX | Class I: INDIX
Summary Prospectus February 28, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.alpskotakindiafund.com/regulatory-reports.php. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated February 28, 2018, along with the Fund’s most recent annual report dated October 31, 2017, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class(1)	Class C	Class I
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class(1)	Class C	Class I
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	1.55%	1.69%	1.40%
Shareholder Services Fees	0.15%	0.25%	0.00%
Other Fund Expenses	1.40%	1.44%	1.40%
Total Annual Fund Operating Expenses(2)	3.05%	3.69%	2.65%
Fee Waiver and Expense Reimbursement(3)	-1.05%	-1.09%	-1.05%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.00%	2.60%	1.60%

(1)	Effective December 1, 2017, Class A shares were renamed Investor Class shares.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

(3)

ALPS Advisors, Inc. (the “Adviser”) has agreed to waive and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2019. The Adviser and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fee or expense was deferred. The Expense Agreement may not be terminated or modified prior to February 28, 2019 except with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2019. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$ 203	$ 843	$ 1,508	$ 3,286
Class C Shares	$ 363	$ 1,028	$ 1,814	$ 3,866
Class I Shares	$ 163	$ 723	$ 1,311	$ 2,901
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$ 263	$ 1,028	$ 1,814	$ 3,866

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s

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performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, the Fund will invest at least 80% of its net assets in equity and equity-linked securities of “Indian companies.” Indian companies are those that:

●	are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India;
●	derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or
●	have 50% or more of their assets in India.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund intends to invest in companies of all capitalization sizes.

The Fund may invest in the equity securities of Indian companies by investing in shares of a wholly owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission. The Portfolio shall invest in securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies. Investment by the Portfolio is a tax efficient method of investing in Indian companies. The Portfolio will seek to establish residency in Mauritius to be eligible to receive beneficial tax treatment under the double taxation avoidance agreement entered into between Mauritius and India (the “Treaty”).

To the extent the Fund invests through the Portfolio, an investment in the Fund is an indirect investment in the Portfolio. Unless the context indicates otherwise, descriptions in this Prospectus of securities and transactions, and their associated investment risks and restrictions, refer to and apply with respect to investments made by the Portfolio. For details on status of the investments through Portfolio, please refer to the SAI.

The Fund has procured registration with SEBI as a Category II FPI to invest in India directly. The Portfolio intends to gradually liquidate its investments in Indian securities. It is expected that gradually, all the investments in Indian securities would be held directly by the Fund.

The Fund would be subject to taxation at the applicable rates in India for the investments made directly by the Fund, subject to any benefit available to it under the India – US Tax Treaty. Accordingly, certain tax benefits which the Fund currently enjoys under the Treaty by virtue of being invested through the Portfolio may not be available to the Fund for the investments directly in India.

The Fund will invest directly and/or indirectly in equity and equity-linked securities of Indian companies that, in the opinion of the Sub-Adviser have one or more of the following characteristics for growth, such as, but not exclusively limited to Indian companies:

●	that are sector leaders and enjoy leadership in their respective segments;
●	that are strong asset plays;
●	that are expected to witness operational and financial improvement due to positive swing in their business cycles;
●	that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;
●	that are expected to create and deliver long-term value due to innovation and IPR development; and
●	display the potential for value unlocking in the medium- to long-term due to strategic sale, change in management, deregulation, economic legislation and reform.

The Fund will normally invest at least 80% of its net assets directly or indirectly in equity and equity-linked securities of Indian companies. Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, the Fund’s investments may be concentrated in the financials sector.

The Sub-Adviser will implement an active Fund management strategy, employing both “top-down” and “bottom-up” research styles combined with macro and economic analysis. As a “top down” investor, the Sub-Adviser focuses primarily on broad investment contours like sectoral and sub-sectoral composition. The Sub-Adviser’s investment team examines the Indian and global economy to identify potential investment opportunities across industries. As a “bottom-up” investor focusing primarily on individual securities, the Sub-Adviser looks for companies whose current valuations, in the Sub-Adviser’s opinion, does not reflect future growth prospects. The Sub-Adviser chooses companies that have identifiable drivers of future earnings growth and present, in the Sub-Adviser’s opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. The Sub-Adviser’s philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins and strong returns on capital invested in the business. In choosing equity investments, the Sub-Adviser also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

The Fund’s policy to invest, under normal market conditions, at least 80% of its net assets directly or indirectly in equity and equity-linked securities of Indian companies, may not be changed without a written notification to shareholders at least sixty (60) days prior to any change in such policy.

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PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

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Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

●

Micro-, Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in micro-capitalization, small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

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Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

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Geographic Risk. A focus on investments in issuers located in India will subject the Fund, to a greater extent, than if investments were less focused, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in India. The economy, industries, and securities and currency markets of India may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

●

Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

●

Indian Financials Sector Risk. The Indian financials industry is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials industry firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions. The Indian financials industry is exposed to risks that may impact the value of investments in the financials industry more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials industry may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials industry, such as the fact that only a small portion of the population holds insurance.

●

India Market Risks. Investments in India can be considered speculative, and therefore may offer higher potential for losses. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. Share prices of Indian companies tend to be volatile, can be subject to currency exchange fluctuations and can lack liquidity. The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations The risk of loss may be increased because Indian issuers are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets. Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Indian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional

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conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries.

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Investment into India from Mauritius. The Fund may be invested fully or partially in the Portfolio. The Portfolio, which shall invest in the securities of Indian companies, is an entity formed in the Republic of Mauritius which has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the provisions of the India Income Tax Act, 1961 (“Act”), read with the provisions of the Treaty as amended by Protocol dated May 10, 2016. As per Section 90(2) of the Act, the provisions of the Act would apply only to the extent that they are more beneficial than the provisions of the Treaty. Circular No. 789 dated April 13, 2000 issued by the Central Board of Direct Taxes, India states that a certificate of residence validly issued by the Mauritian Authorities, shall constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the Treaty.

Further, as per Section 90 of the Act, in order to avail the benefit of the Treaty, a person is required to obtain and provide a tax residence certificate issued by the Mauritius Revenue Authority along with prescribed information.

While the Portfolio currently holds a tax residency certificate in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue Authority. In case the Portfolio is found not to be tax resident in Mauritius, the Portfolio may no longer be eligible for the benefits under the provisions of the Treaty which consequently may have an adverse impact on the taxability of the Portfolio and the returns to the investors.

The Treaty has been amended whereby India shall have the right to tax capital gains arising to a Mauritian resident on the sale of shares of Indian companies acquired on or after 1 April 2017. A two-year transition period has been provided i.e. for acquisitions and disposals during the period beginning from 1 April 2017 and up to 31 March 2019, during which capital gains will be taxable at 50% of the applicable tax rate subject to certain substance and expenditure linked conditions. Capital gains from sale of other capital assets shall continue to be exempt under the Treaty.

If the Portfolio chooses not to take any Treaty benefits it would be subject to tax in India at 100% of the applicable rate of domestic tax in India.

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Tax Residence in India: The Finance Act, 2015 has amended the Act to provide that a company shall be a tax resident in India in a given financial year (1 April – 31 March) (“FY”) if: (i) it is incorporated in India; or (ii) its ‘place of effective management’ (“POEM”) in that year is in India. The Finance Act, 2016 deferred the applicability of this amendment by one year and made it effective from 1 April 2016. POEM is defined to mean a place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are, in substance made. The Central Board of Direct Taxes (“CBDT”) has issued guidelines for determination of POEM of a company. In case a foreign company is treated to have its POEM in India, there is a risk of it being treated as a tax resident of India in which case its worldwide income could be taxed in India.

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Indirect Transfer of Indian Assets. The Act levies capital gains tax on income arising from the transfer or redemption of shares/ interest in a company/ entity organized outside India which derives, directly or indirectly, its ‘value substantially’ from the assets located in India. The transferor in this case is required to withhold taxes and pay the same to the Government of India.

There would be no levy of Indian tax if the transferor, along with its related parties: (a) does not hold the right of management or control; and (b) holds less than or equal to 5% of the voting power or the share capital in the company / entity organized outside India which holds the Indian assets directly and whose shares are being transferred (i.e. direct holding company).

However, the Finance Act, 2017 has clarified that the foregoing indirect transfer provisions shall not cover within their ambit, direct or indirect investments held by non-resident investors in FPIs that are registered as Category-I or Category-II (such as the Portfolio and Fund as proposed) with the Securities and Exchange Board of India under the Securities and Exchange Board of India (Foreign Portfolio Investors) Regulations, 2014. Thus, transfer or redemption of shares held by the investors directly or indirectly in such FPIs will not be subject to any tax / withholding tax in India.

●	General Anti Avoidance Rule (“GAAR”). The GAAR-related provisions of the Act has been effective from April 1, 2017. Please refer to the SAI for an overview of the provisions of the GAAR.

However, GAAR will not apply where treaty benefits are not being availed or to any income accruing or arising to or deemed to accrue or arise to or received or deemed to be received by any person, from transfer of investments made before 1 April 2017.

As per FAQs issued by the CBDT on the implementation of GAAR, it has been clarified that tax neutrality of a jurisdiction will not ipso facto trigger GAAR applicability, if otherwise choice of jurisdiction is motivated by non-tax commercial considerations and the main purpose of the FPI entity is not to obtain any tax benefit. Therefore,

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sufficient (non-tax) commercial justification for selection of jurisdiction ought to exist in order to preclude the invocation of GAAR.

As per GAAR, in the event a transaction/ arrangement is determined as being an ‘impermissible avoidance arrangement’, the tax authorities may deny tax benefits even if conferred under a tax treaty. Consequently, the application of GAAR could have an adverse impact on the taxability of the Fund and the returns to the Investors.

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Minimum Alternative Tax (“MAT”). As per the Act, if the tax payable by a company is less than 18.5% of its adjusted book profits, it will be required to pay MAT at the rate of 18.5% (exclusive of applicable surcharge and education cess) of such book profits. The Act was amended by the Finance Act, 2015 whereby the income of foreign companies earned comprising of inter alia capital gains arising on transactions in securities shall not be subject to MAT. The Act was further amended by the Finance Act, 2016 to specifically provide that a foreign company shall not be subject to MAT if the country of residence of the foreign company has entered into a tax treaty with India, and such company does not have a permanent establishment in India in terms of the tax treaty.

Therefore, in respect of income accruing to the Portfolio or the Fund from its investments in Indian securities, the Portfolio or the Fund will not be subject to levy of MAT in India.

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Mauritius Portfolio Risk. By investing in the Portfolio, the Fund is indirectly exposed to the risks associated with the Portfolio’s investments. The Portfolio is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.

In addition, changes in the laws of the United States, India and/or Mauritius, could result in the inability of the Fund and/or the Portfolio to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund. The investments held by the Portfolio generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – March 31, 2012	24.09%
Worst Quarter – December 31, 2016	-9.41%

The Fund’s Investor Class share year-to-date return as of December 31, 2017 was 39.74%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

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After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	5 Years	Since Inception (February 14, 2011)
Investor Class Shares
Return Before Taxes	39.74%	14.52%	9.50%
Return After Taxes on Distributions	38.79%	13.17%	8.56%
Return After Taxes on Distributions and Sale of Fund Shares	23.21%	11.25%	7.34%
Class C Shares
Return Before Taxes	37.70%	13.75%	8.76%
Class I Shares
Return Before Taxes	40.17%	14.90%	9.87%
Nifty 500 Index (formerly, the CNX 500 Index) (reflects no deduction for fees, expenses or taxes)	41.22%	12.15%	7.56%
MSCI India Index TR (reflects no deduction for fees, expenses or taxes)	38.80%	8.88%	4.96%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Nitin Jain, principal Fund manager at Kotak, has been portfolio manager of the Fund since its inception in February 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes Investor, C and I. The minimum investment in Investor Class shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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